Exhibit 24
                                   ----------

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Leslie B. Lewis and Kozo Terada, individually, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their respective substitutes, may do or cause to be done by virtue hereof.


    Signature                                      Title                                  Date
    ---------                                      -----                                  ----

/s/ Leslie B. Lewis                         President, Principal Executive           April 16, 1997
-------------------------------             Officer and Director
Leslie B. Lewis


/s/ Tadashi Kitamura                        Director                                 April 16, 1997
-------------------------------
Tadashi Kitamura


/s/ Kazuyuki Sato                           Director                                 April 16, 1997
-------------------------------
Kazuyuki Sato


/s/ Kazumitsu Yamaguchi                     Director                                 April 16, 1997
-------------------------------
Kazumitsu Yamaguchi


/s/ Nannette S. Lewis                       Director                                 April 16, 1997
-------------------------------
Nannette S. Lewis


/s/ Jeffrey C. Bloomberg                    Director                                 April 16, 1997
-------------------------------
Jeffrey C. Bloomberg


/s/ Samuel J. Gerson                        Director                                 April 16, 1997
-------------------------------
Samuel J. Gerson


/s/ Kozo Terada                             Vice President, Treasurer and            April 16, 1997
-------------------------------             Principal Financial and
Kozo Terada                                 Accounting Officer

